Exhibit 10(n)-3

EXECUTION COPY

SECOND AMENDMENT
TO CREDIT AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT, dated as of August 1, 2005 (this “Amendment”), is entered into by and among PPL Receivables Corporation (“Borrower”), PPL Electric Utilities Corporation (“PPL Electric”), Blue Ridge Asset Funding Corporation (“Blue Ridge”), and Wachovia Bank, National Association (together with its successors and assigns, the “Agent”). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below and amended hereby).

WHEREAS, the Borrower, PPL Electric, Blue Ridge and the Agent have entered into that certain Credit and Security Agreement, dated as of August 1, 2004 (as amended, supplemented or otherwise modified prior to the date hereof and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Agreement”);

WHEREAS, the parties to the Agreement wish to amend the Agreement in certain respects as hereinafter described;

NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Amendments. The Agreement is hereby amended as follows:

(a)  Exhibit I to the Agreement is hereby amended by deleting the definition of “Dilution Horizon Ratio” in its entirety and substituting in lieu thereof the following definition:

“Dilution Horizon Ratio: As of any Cut-off Date, a ratio (expressed as a decimal), computed by dividing (1) the sum of (i) the aggregate sales generated by the Originators during the Calculation Period ending on such Cut-Off Date and (ii) the aggregate sales generated by the Originators during the Calculation Period immediately preceding the Calculation Period ending on such Cut-Off Date, by (2) the Net Pool Balance as of such Cut-Off Date.”

(b)  Exhibit I to the Agreement is hereby amended by deleting the definition of “Dilution Ratio” in its entirety and substituting in lieu thereof the following definition:

“Dilution Ratio:  As of any Cut-Off Date, a ratio (expressed as a percentage), computed by dividing (1) the total amount of decreases in Outstanding Balances due to Dilutions during the Calculation Period ending on such Cut-Off Date, by (2) the aggregate sales generated by the Originators during the Calculation Period that ended two months prior to the commencement of the Calculation Period ending on such Cut-Off Date (for example with respect to the July 31, 2005 Cut-Off Date the ratio would be calculated using aggregate sales generated during the April 2005 Calculation Period).”

(c) Exhibit I to the Agreement is hereby amended by deleting the definition of “Facility Termination Date” in its entirety and substituting in lieu thereof the following definition:

“Facility Termination Date: The earlier of (i) the Liquidity Termination Date, (ii) the Amortization Date and (iii) July 31, 2006.”

SECTION 2. Reference to and Effect on the Agreement and the Related Documents. Upon the effectiveness of this Amendment, (i) each of the Borrower and PPL Electric hereby reaffirms all representations and warranties made by it in the Agreement (other than as discussed herein) and agrees that all such representations and warranties shall be deemed to have been remade as of the effective date of this Amendment, (ii) each of the Borrower and PPL Electric hereby represents and warrants that no Amortization Event or Unmatured Amortization Event shall have occurred and be continuing (other than as discussed herein) and (iii) each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be, and any references to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be, a reference to the Agreement as amended hereby. Except as otherwise amended by this Amendment, the Agreement shall continue in full force and effect and is hereby ratified and confirmed.

SECTION 3. Effectiveness. This Amendment shall become effective as of August 1, 2005 (the “Effective Date”); provided, that each of the following conditions precedent shall have been satisfied:

(a) This Amendment; the First Amendment to the Liquidity Asset Purchase Agreement, dated as of the date hereof, and the Second Amended and Restated fee Letter, dated as of the date hereof (the “Fee Letter”), shall have been executed and delivered by a duly authorized officer of each party thereto; and

(b) The Agent shall have received payment from the Borrower by a method acceptable to both parties, in the amount of $25,000 pursuant to the Fee Letter.

SECTION 4. Governing Law. THIS AMENDMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 5. Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

SECTION 6. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PPL RECEIVABLES CORPORATION

By: _________________________
Name: _______________________
Title: ________________________

PPL ELECTRIC UTILITIES CORPORATION

By: _________________________
Name:_______________________
Title: ________________________

[signatures continued of following page]

BLUE RIDGE ASSET FUNDING CORPORATION
By: Wachovia Capital Markets, LLC,
        as Attorney-In-Fact

By: _________________________
Name: _______________________
Title: ________________________

WACHOVIA BANK,
NATIONAL ASSOCIATION,
as a Liquidity Bank and as Agent

By: _________________________
Name: _______________________
Title: ________________________

[end of signatures]